UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 27, 2009

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2009, stockholders of Hormel Foods Corporation (the Company) approved the Hormel Foods Corporation 2009 Long-Term Incentive Plan (the Plan).

The Plan is designed to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, and nonemployee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business, and to afford such persons an opportunity to acquire a proprietary interest in the Company by rewarding them for making major contributions to the success of the Company.

The Plan is administered by the Compensation Committee of the Board of Directors (or other committee as designated by the Board of Directors) which has the authority to designate participants, to determine the types of awards to be granted to each participant, and to conduct all other actions necessary to administer the plan in accordance with Plan provisions and applicable law.  Eligible participants include any employee, officer, consultant, independent contractor, or Director providing services to the Company, or any affiliate whom the committee determines to be eligible based on their judgment as to that person’s ability to have a significant effect on the success of the Company.  Awards under the Plan may be in the form of stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards based on the achievement of established performance goals, other stock grants, or other stock-based awards.

A copy of the Plan is attached hereto as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to a resolution approved by the Board of Directors of the Company on January 27, 2009, the Board of Directors approved an amendment to Section 16 of the Bylaws of Hormel Foods Corporation.

Section 16 is amended due to the addition of a Lead Director position on the Board of Directors, and allows the Lead Director to call special meetings of the Board on one day’s notice to each Director.  Previously, such special meetings could only be called by the Chairman of the Board.

Section 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits furnished pursuant to Item 5.02 and Item 5.03

 3(ii)    Amendment of Section 16 of the Bylaws of Hormel Foods Corporation

 10.1    Hormel Foods Corporation 2009 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	February 2, 2009	By	/s/J. H. FERAGEN
J. H. FERAGEN
Senior Vice President and Chief Financial Officer

Dated:	February 2, 2009	By	/s/R. G. GENTZLER
R. G. GENTZLER
Vice President and Treasurer